SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


Form 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:                           August 14, 1997

Exact name of registrant
as specified in its charter:              BELL ATLANTIC CORPORATION

Commission File No.:                      1-8606

State of Incorporation:                   Delaware

IRS Employer Identification No.:          23-2259884

Address of principal
executive offices:                        1095 Avenue of the Americas
                                          New York, New York
Zip Code                                  10036

Registrant's telephone number,
including area code:                      (212) 395-2121

Former name or former address,
if changed since last report:             Not applicable

The registrant hereby amends and supplements the following items of its Current Report on Form 8-K dated August 14, 1997:


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Pro forma Financial Information.

         The (i) pro forma combined condensed statements of income of Bell Atlantic Corporation ("Bell Atlantic") and NYNEX Corporation ("NYNEX") for the six months ended June 30, 1997 and 1996, and the years December 31, 1996, 1995 and 1994; and (ii) pro forma combined condensed balance sheet of Bell Atlantic and NYNEX as of June 30, 1997 are attached hereto as Exhibit 99.5.

         (b) Exhibits.

         99.4  Press Release, dated August 18, 1997, issued by Bell Atlantic.

         99.5 (i) Pro forma combined condensed statements of income of Bell Atlantic and NYNEX for the six months ended June 30, 1997 and 1996, and the years ended December 31, 1996, 1995 and 1994; and
               (ii) the pro forma combined condensed balance sheet of Bell Atlantic and NYNEX as of June 30, 1997.

         99.6 (i) Pro forma combined condensed statements of income of Bell Atlantic and NYNEX for the three months ended March 31, 1997 and 1996, the three months ended June 30, 1997 and 1996, the three months ended September 30, 1996, the three months ended December 31, 1996; and (ii) pro forma combined condensed balance sheets of Bell Atlantic and NYNEX as of December 31, 1996, 1995 and 1994.

         99.7  Investor Bulletin, dated August 1997, issued by Bell Atlantic.
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       BELL ATLANTIC CORPORATION



                                       By: /s/ Ellen C. Wolf
                                           ------------------------
                                           Ellen C. Wolf
                                           Vice President-Treasurer



Date: August 18, 1997
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File No. 1-8606


INDEX TO EXHIBITS

Exhibits
--------

Exhibit 99.4 Press Release, dated August 18, 1997, issued by Bell Atlantic

Exhibit 99.5 (i) Pro forma combined condensed statements of income of Bell Atlantic and NYNEX for the six months ended June 30, 1997 and 1996, and the years ended December 31, 1996, 1995 and 1994; and (ii) the pro forma combined condensed balance sheet of Bell Atlantic and NYNEX as of June 30, 1997

Exhibit 99.6 (i) Pro forma combined condensed statements of income of Bell Atlantic and NYNEX for the three months ended March 31, 1997 and 1996, and the three months ended June 30, 1997 and 1996, the three months ended September 30, 1996, and the three months ended December 31, 1996; and (ii) pro forma combined condensed balance sheets of Bell Atlantic and NYNEX as of December 31, 1996, 1995 and 1994

Exhibit 99.7       Investor Bulletin, dated August 1997, issued by
                   Bell Atlantic